                                                                    Exhibit 23.5


                                                                February 8, 2000



     I consent to being named as a person about to become a director of Real Media, Inc. in the Registration Statement on Form S-1 of Real Media, Inc. being filed on the date written above.


                                          /s/ Heinz Wagli